Trade receivables and contract assets	12 Months Ended
Dec. 31, 2022
Trade receivables and contract assets
Trade receivables and contract assets

18. Trade receivables and contract assets

Trade receivables	December 31,
in €‘000	2021	2022
Trade receivables	36,347	68,931
Trade receivable from associates	1,786	—
Allowance for expected credit losses	(4,190)	(5,519)
Total	33,943	63,412

Contract assets	December 31,
in €‘000	2021	2022
Contract assets	40,800	50,583
Allowance for expected credit losses	(183)	(101)
Total	40,617	50,482

The increase in the contract assets is related to the larger amount of services rendered to customers.

The movement in the allowance for ECL in respect of trade receivables and contract assets during the year are as follows:

in €‘000	2021	2022
Balance as of January 1,	(4,597)	(4,373)
Provision for expected credit losses	(288)	(1,456)
Net amounts recovered	512	209
Balance as of December 31,	(4,373)	(5,620)